LEGG MASON TRUST
                                       AND
                          LEGG MASON INVESTMENT COUNSEL
                                 CODE OF ETHICS
































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                                TABLE OF CONTENTS

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         Topic                                                                 Page

I. Introduction                                                                 1

         A.       Individuals and Entities Covered by the Code                  1

         B. Fiduciary Duty                                                      1

                  1.       Clients Comes First
                  2.       Avoid Taking Advantage
                  3.       Comply with the Code

         C.       Application of the Code to Independent Directors              2

II.      Personal Securities Transactions Involving Legg Mason Funds            2
         -----------------------------------------------------------


         A.       Prohibited Transactions in Legg Mason Funds                   2
                  1.       60 Day Holding Period.
                  2.       Other Prohibited Trading

         B.       Exemptions for Transactions in Legg Mason Funds               2

                  1.       Legg Mason Money Market Funds
                  2.       No Knowledge
                  3.       Systematic Investment Plans

         C. Reporting Requirements for Transactions in Legg Mason Funds         3


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III.     Personal Securities Transactions Not Involving Legg Mason Funds        3

         A. Preclearance Requirements for Access Persons                        3

                  1.       General Requirement
                  2.       Trade Authorization Request Forms
                  3.       Review of Form
                  4.       Length of Trade Authorization Approval
                  5.       No Explanation Required for Refusals

         B. Execution of Personal Securities Transactions                       5

         C. Prohibited Transactions                                             5

                  1. Always Prohibited Securities Transactions                  5

                           a.       Inside Information
                           b.       Market Manipulation
                           c.       Others

                  2. Generally Prohibited Securities Transactions               5

                           a.       Initial Public Offerings
                           b.       Trading Blackout
                           c.       Private Placements

         D. Exemptions                                                          6

                  1. Exemptions from Preclearance and Treatment as a Prohibited Transaction

                           a.       Mutual Funds
                           b.       No Knowledge
                           c.       Legg Mason, Inc. Stock
                           d.       Certain Corporate Actions
                           e.       Systematic Investment Plans
                           f.       Options-Related Activity
                           g.       Commodities, Futures, and Options on Futures
                           h.       Rights
                           i.       Miscellaneous

                  2.       Exemption from Treatment as a Prohibited Transaction

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                           b.       De Minimis Transactions

                                    i.      Equity   Securities
                                    ii.     Fixed Income Securities

                           c.       Options on Broad-Based Indices

         E. Reporting Requirements                                              8

                  1.       Initial and Periodic Disclosure of Personal Holdings
                           by Access Persons
                  2.       Transaction and Periodic Statement Reporting Requirements
                  3.       Disclaimers
                  4.       Availability of Reports

         F. Review of Personal Securities Transactions                          10



V. Fiduciary Duties                                                             11

         A. Confidentiality

         B. Gifts                                                               11

                  1.       Accepting Gifts
                  2.       Solicitation of Gifts
                  3.       Giving Gifts

         C. Corporate Opportunities                                             11

         D. Undue Influence                                                     11

         E. Service as a Director                                               11


V.       Administration of the Code of Ethics                                   12

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         A. Code of Ethics Review Committee                                     12

                  1.       Administration by the Chief Compliance Officer
                  2.       Investigating Violations of the Code
                  3.       Annual Reports

         B. Remedies                                                            12

                  1.       Sanctions
                  2.       Review

         C. Exceptions to the Code                                              13

         D. Inquiries Regarding the Code                                        13

VI. Definitions                                                                 13

         "Access Person"
         "Beneficial Interest"
         "Code"
         "Chief Compliance Officer"
         "Equivalent Security"
         "Fund Adviser"
         "Fund Portfolio Manager"
         "Immediate Family"
         "Independent Director"
         "Investment Personnel" and "Investment Person"
         "Initial public offering"
         "Legg Mason"
         "Legg Mason Fund" and "Fund"
         "Limited offering"
         "Preclearance Officer"
         "Private Investment"
         "Reportable fund"
         "Reportable security"
         "Securities Transaction"
         "Security"

VII. Appendices to the Code                                                     17

         Appendix 1    -     Contact Persons                                    i
         Appendix 2    -     Acknowledgement of Receipt of Code of Ethics
                             and Personal Holdings Report                       ii
         Appendix 3    -     Trade Authorization Request for Access Persons     iv
         Appendix 4    -     Certification of Access Person's Designee          v
         Appendix 5    -     Form Letter to Broker, Dealer or Bank              vi

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         Appendix 6    -     Certification of No Beneficial Interest            vii
         Appendix 7    -     New Account(s) Report                              viii
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I.                INTRODUCTION

A. Regulatory Requirement to establish the Code. Under Rule 204A-1 of the Investment Advisors Act of 1940, a firm must establish, maintain and enforce a Code of Ethics. All Access Persons of Legg Mason Trust Company, N.A. ("LMT") and Legg Mason Investment Counsel ("LMIC") have a duty to comply with the firm's Code and with the requirements of the Federal securities laws.

B. Individuals and Entities Covered by the Code. Unless the use of another Code of Ethics has been approved in writing by the Chief Compliance Officer ("CCO"), all Access Persons(1) are subject to the provisions of this Code. (See Section I.C. for information regarding the application of the Code to Independent Directors). Access Persons of Mutual Funds managed by either LMT or LMIC are covered under a separate Code of Ethics.

C. Fiduciary Duty. The Code is based on the principle that Access Persons owe a fiduciary duty to LMT and LMIC Clients (collectively, "Clients") and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any of Clients.

         As fiduciaries, Access Persons must at all times comply with the following principles:

                  1. Clients Come First. Access Persons must scrupulously avoid serving their personal interests ahead of the interests of Clients. An Access Person may not induce or cause LMT or LMIC to take action, or not to take action, for the Access Person's personal benefit, rather than for the benefit of Clients. For example, an Access Person would violate this Code by causing LMT and LMIC accounts to purchase a Security the Access Person owned solely for the purpose of increasing the price of that Security.

                  2. Avoid Taking Advantage. Access Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of Fund portfolio holdings to engage in short term trading of Legg Mason Funds. In addition, receipt of investment opportunities, perquisites, or gifts from persons seeking business with LMT or LMIC could call into question the exercise of an Access Person's independent judgment.

                  3. Comply With the Code. Doubtful situations should be resolved in favor of LMT or LMIC. Technical
----------------------------------

         (1) Capitalized words are defined in Section VI (Definitions).

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                           compliance with the Code's procedures will not
                           automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties. Access Persons must report any violations of the Code to the CCO.

C. Application of the Code to Independent Directors. This Code applies to Independent Directors and requires Independent Directors to comply with each of the provisions of Section II regarding transactions in Legg Mason Funds (with the exception of Section II.A requiring the preclearance of such transactions). Independent Directors are also required in accordance with
          Section III of this Code, which governs Securities
          Transactions in Securities other than Legg Mason Funds, to disclose information regarding personal holdings, securities transactions, and accounts in accordance with Sections
          III.E.1, and 2. The other provisions of Section III of the Code requiring preclearance of trades (Section III.A.), execution of personal trades through Legg Mason (Section
          III.B.) and prohibited transactions (Section III.C.), and the provisions of Section IV of the Code regarding receipt of gifts (Section IV.B.), and restrictions on serving as a director of a publicly traded company (Section IV.E.) do not apply to Independent Directors.


II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING LEGG MASON FUND


A.        Prohibited Transactions in Legg Mason Funds.
                    1. 60 Day Holding Period. No Access Person may sell shares of a Legg Mason Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of share of the same Legg Mason Fund for the same account, including a retirement account.

                    2. Other Prohibited Trading. No Access Person may use his or her knowledge of the portfolio holdings of a Legg Mason Fund to engage in a short-term trading strategy involving such fund that in the sole discretion of a Preclearance Officer may conflict with the best interests of the Fund and its shareholders.

B. Exemptions for Transactions in Legg Mason Funds. The following Securities transactions involving Legg Mason Funds are exempt from the prohibited transaction restriction set forth in Section II. B:

                    1. Legg Mason Money Market Funds. Acquisitions or sales of Legg Mason Funds that are money market funds.

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                    2.     No Knowledge. Acquisitions or sales of Legg Mason
                           Funds where the Access Person has no knowledge or the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                    3. Systematic Investment Plans. Acquisitions or sales of Legg Mason Funds pursuant to a systematic investment or withdrawal plan that has previously been approved by a Preclearance Officer. A systematic investment or withdrawal plan is one pursuant to which a prescribed purchase or sale will be made automatically on a regular, predetermined basis without affirmative action by the Access Person (for example, Legg Mason Future First, automated payroll deduction investments by 401(k) participants, or automatic investment of fees by Independent Directors).

C. Reporting Requirements for Transactions in Legg Mason Funds. Each Access Person must arrange for the CCO to receive directly from Legg Mason (or the Access Person's other approved brokerage firm) duplicate copies of each confirmation for each transaction involving a Legg Mason Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Legg Mason Funds. No reports are required: (1) with respect to transactions effected pursuant to an automatic investment plan; or (2) with respect to securities held in accounts over which the access person had no direct or indirect influence or control.

III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON FUNDS

         A.       Preclearance Requirements for Access Persons.

                    1. General Requirement. Except for the transactions specified in Section III.D.1, any Securities Transaction above the de minimis amount (1) in which an Access Person has or acquires a Beneficial

---------------------------------
1 Equity Securities. Any equity Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

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                           Interest must be precleared with the Preclearance
                           Officer.


2. Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction above the de minimis amount that requires preclearance, the Access Person must complete a Trade Authorization Request form (Appendix 3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations. In the event an Access Person is unable to complete a Trade Authorization Request form, the Access Person may designate another individual to complete the form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and submit the forms to a Preclearance Officer.


     Proposed Securities Transactions of a Preclearance Officer that require preclearance must be submitted to another Preclearance Officer.

3. Review of Form. After receiving a completed Trade Authorization Request form, a -------------- Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions on the LMT/LMIC Trading Desk, as necessary, and
     (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should keep one copy of the completed form for the CCO and provide one copy to the Access Person seeking authorization.


     No order for a securities transaction for which preclearance authorization is required may be placed prior to the receipt of written authorization of the transaction by the Preclearance Officer. Email is acceptable, verbal approvals are not.


4. Length of Trade Authorization Approval. The authorization provided by the Preclearance Officer is effective until the earlier of (1) its revocation,
     (2) the close of business on the next trading day immediately following the trading day on which authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is

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     placed.  If the Securities  Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

         B. Execution of Personal Securities Transactions. Transactions in Securities subject to the preclearance requirements may be executed through any broker, dealer, bank, or mutual fund so long as the requirements of Section III.E.2. (Transaction Reporting Requirements) are met.

         C. Prohibited Transactions.

1.   Always  Prohibited  Securities   Transactions.   The  following  Securities
     Transactions   are  prohibited  and  will  not  be  authorized   under  any
     circumstances:

                           a. Inside Information. Any transaction in a Security by an individual who possesses material nonpublic information regarding the Security or the issuer of the Security;

                           b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                           c. Others. Any other transaction deemed by the CCO to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

                  2. Generally Prohibited Securities Transactions. Unless exempted by Section III.D, the following Securities Transactions are prohibited and will not be authorized by a Preclearance Officer absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.

                           a. Initial Public Offerings. Any purchase of a Security by Access Persons in an initial public offering (other than a new offering of a registered open-end investment company);

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                           b.       Trading Blackout (all Access Persons). Any
                                    purchase or sale of a Security by an Access
                                    Person at any time during which any Client has a pending buy or sell order in the same Security (or Equivalent Security);

                           c. Limited Offerings/ Private Placements. Acquisition of a Beneficial Interest in Securities in a limited offering/private placement by an Access Person is strongly discouraged. A Preclearance Officer will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a Funs and whether the opportunity is being offered to the person by virtue of the person's position as an Access Person. Access
                                    Persons who have acquired a Beneficial
                                    Interest in Securities in a private
                                    placement are required to disclose their Beneficial Interest to the CCO. If the Access Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a Fund, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Fund Portfolio Manager with no personal interest in the issuer.

         D. Exemptions.

                  1. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the preclearance requirements set forth in Section III.A. and the prohibited transaction restrictions set forth in
                           Section III.C.:

                           a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies. NOTE: Exchange Traded Funds "ETF" above the de minimis amount are not considered to be exempt from Preclearance.

                           b. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed).

                           c. Legg Mason, Inc. Stock. Any purchase or sale of Legg Mason, Inc. stock. Employees,

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                                    however, are subject to Legg Mason, Inc.'s
                                    policies and procedures relating to
                                    acquisitions and dispositions of Legg Mason, Inc. securities.

                           d. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities.

e. Systematic Investment Plans. Any acquisition of a security pursuant to a systematic investment plan that has previously been approved pursuant to the Code. A systematic investment plan is one pursuant to which a prescribed investment will be made automatically on a regular, predetermined basis without affirmative action by the Access Person.

f. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.A. and III.C. are not applicable to the sale of the underlying security.

g. Commodities, Futures, and Options on Futures. Any Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures.

                           h. Rights. Any acquisition of Securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                           i. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, (6) UITs that invest solely in unaffiliated open-end mutual funds; and (7) other Securities as may from time to time be designated in writing by the CCO on the ground that the risk of abuse is minimal or non-existent.

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1.                         Exemption from Treatment as a Prohibited Transaction.
                           The following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in Section III.C. 1.

                           a.  De Minimis Transactions. The prohibitions in
                               Section III.C.2.b and c are not applicable to the following transactions:

                               i.   Equity Securities. Any equity Security
                                    Transaction, or series of related
                                    transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

                               ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

                           c.  Options on Broad-Based Indices. The
                               prohibitions in Section III.C.2. b, c and d are not applicable to any Securities Transaction involving options on certain broad-based indices designated by the CCO. The broad-based indices designated by the CCO may be changed from time to time and presently consist of the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap indices. Note: these options must be precleared.

         E.       Reporting Requirements

                  1. Initial and Periodic Disclosure of Personal Holdings by Access Persons. Within ten (10) days of being designated as an Access Person and thereafter on an annual basis, an Access Person must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).

                  2. Transaction and Periodic Statement Reporting Requirements. An Access Person must arrange for the CCO to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and account statements for

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                           each account in which such Access Person has a
                           Beneficial Interest. Unless a written exception is granted by the CCO, an Access Person must also arrange for the CCO to receive directly from any Legg Mason Fund.

                           No reports are required:

                             a. With respect to transactions effected pursuant
                                to an automatic investment plan, (e.g.,
                                401k plans)

                             b. With respect to securities held in accounts over
                                which the access person had no direct or indirect influence or control, or

                             c. With respect to the following types of
                                securities:

                                i. Direct obligations of the Government of the
                                   United States;

                               ii. Bankers' acceptances, bank certificates of
                                   deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements;

                              iii. Shares issued by money market funds;

                               iv. Shares issued by open-end funds other than
                                   Reportable Funds; and

                                v. Shares issued by unit investment trusts that
                                   are invested exclusively in one or more
                                   open-end funds, none of which are Reportable
                                   Funds

                           Attached as Appendix 5 is a form of letter that may be used to request such documents from such entities.

                           If an Access Person opens an account at a broker, dealer, bank, or mutual fund that has not previously been disclosed, the Access Person must immediately notify the CCO in writing of the existence of the account and make arrangements to comply with the requirements set forth herein. Access Persons may (but are not required to) report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 6.

                           If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the CCO.

                  3.       Disclaimers. Any report of a Securities Transaction

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                           for the benefit of a person other than the individual
                           in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

4. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the Board, the Board of Directors of each Legg Mason Fund, the Chairman of the Board and the Vice Chairman of Legg Mason, Inc., the Legg Mason Code of Ethics Review Committee, the CCO, the Preclearance Officer, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

         F. Review of Personal Securities Transactions. The CCO (or designee) will review Access Person's personal securities transactions no less frequently than on a quarterly basis.

V.       FIDUCIARY DUTIES

         A. Confidentiality. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolios of Clients, except to persons whose responsibilities require knowledge of the information.

         B. Gifts and Entertainment. The following provisions on gifts apply to all Access Persons.

                  1. Accepting Gifts and Entertainment. On occasion, because of their position with LMT or LMIC, Access Persons may be offered, or may receive without notice, gifts and/or entertainment from Clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts/entertainment, or gifts of cash, securities, travel expenses or lodging expenses, or reimbursement of travel or lodging expenses are not permissible and must be declined or returned in order to protect the reputation and integrity LMT and LMIC. Gifts and Entertainment of a nominal value (i.e., gifts whose reasonable value is no more than $250 a year per person), and customary entertainment (e.g., business meals sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted. If an Access Person receives any gift that might be prohibited under this Code or is entertained in a manner that is prohibited under this Code, the Access Person must immediately inform the CCO. If an employee believes that the value of entertainment received is greater than the

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                           limit set above the employee should notify the CCO in
                           writing.

                  2. Solicitation of Gifts and Entertainment. Access Persons may not solicit gifts or gratuities.

                  3. Giving Gifts and Providing Entertainment. Access Persons may not personally give gifts with an aggregate value in excess of $250 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or
                           Clients of the firm.   Additionally, Access Persons
                           may not provide entertainment to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or Clients of the firm, where the value of the entertainment exceeds a reasonable amount.

         C. Corporate Opportunities. Access Persons may not take personal advantage of any opportunity properly belonging to LMT. For example, an Access Person should not acquire a Beneficial Interest in a Security of limited availability without first offering the opportunity to purchase such Security to the Clients LMT and LMIC.

         D. Undue Influence. Access Persons may not cause or attempt to cause LMT or LMIC to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person stands to benefit materially from an investment decision for LMT or LMIC, and the Access Person is making or participating in the investment decision, then the Access Person must disclose the potential benefit to those persons with authority to make investment decisions for LMT or LMIC (or, if the Access Person in question is a person with authority to make investment decisions for LMT or LMIC, to the
                  CCO). The person to whom the Access Person reports the interest, in consultation with the CCO, must determine whether or not the Access Person will be restricted in making or participating in the investment decision.

         E. Service as a Director. No Access Person may serve on the board of directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Access Person be isolated, through a Chinese Wall or other procedures, from those making investment decisions related to the issuer on whose board the Access Person sits.

V.       COMPLIANCE WITH THE CODE OF ETHICS

         A. Administration of the Code of Ethics

                  1. Administration by the Chief Compliance Officer. The designated CCO is responsible for the regular administration of this Code of Ethics.

                  2. Investigating Violations of the Code. The CCO is responsible for investigating any suspected violation of the Code and shall report the results of each investigation of a matter which the CCO believes constitutes a violation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported violation of the Code. Any violation of the Code by an Access Person will be reported to the Board of Directors of LMT, and to the extent required, the relevant Legg Mason Funds no less frequently than each quarterly meeting.

                  3. Annual Reports. The CCO will review the Code at least once a year, in light of legal and business developments and experience in implementing the Code, and will report to the Board of Directors:

                           a. Summarizing existing procedures concerning personal investing and any changes in the procedures made during the past year;

                           b.       Identifying any violation requiring
                                    significant remedial action during the past year; and

                           c. Identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

         B.       Remedies

                  1. Sanctions. Any employee who violates the Code of Ethics trading requirements can be subject to disciplinary actions, including possible dismissal.

                           Any securities transactions executed in violation of the Code of Ethics (e.g. with respect to Legg Mason Funds or Stock, other Reportable Funds trading blackouts, initial public offerings and private placements, and Preclearance periods) can subject the employee to warnings, limitations on trading, financial penalties (particularly unwinding the trade or disgorgement of profits), suspension or dismissal, depending on the severity and/or frequency of the violations.

                           Violations of law (e.g. trading on inside information, market manipulation, conflicts of interest) will be reported to the appropriate authorities and will be grounds for dismissal.

                           Enforcement of the Code of Ethics will be administered by the Chief Compliance Officer, and depending on the severity of the violation, the Chief Operating Officer, Chief Executive Officer, or Chairman of the Board.

                  2. Review. Whenever the CCO determines that an Access Person has committed a violation of this Code that merits remedial action, the CCO will report no less frequently than quarterly to the Code of Ethics Review Committee and the Board of Directors, information relating to the investigation of the violation, including any sanctions imposed. The Code of Ethics Review Committee and/or the Board of Directors may modify such sanctions as they deem appropriate. The Board shall have access to all information considered by the CCO in relation to the case.

         C. Exceptions to the Code. Although exceptions to the Code will rarely, if ever, be granted, the CCO may grant exceptions to the requirements of the Code on a case by case basis if the CCO finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Code of Ethics Review Committee.

         D. Inquiries Regarding the Code. The CCO will answer any questions about this Code or any other compliance-related matters.

VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "Access Person" means:

                1.         Any of LMT and LMIC's supervised persons:

                     i. Who has access to nonpublic information regarding any Clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any reportable fund, or

                    ii. Who is involved in making securities recommendations to Clients, or who has access to such recommendations that are nonpublic.

                2.         All of LMT and LMIC's directors and officers; and 3.
                           Such other persons as the CCO shall designate.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the CCO. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 204A-1 promulgated under the Investment Advisers Act of 1940, as amended.

         "Beneficial Interest" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

                  (1)      any Security owned individually by the Access Person;

                  (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, UTMA accounts, partnerships, trusts and controlling interests in corporations); and

                  (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                           a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                           b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person is able to provide the CCO with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 5 (Certification of No Beneficial Interest) in connection with such requests.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the CCO. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and
(5) promulgated under the Securities Exchange Act of 1934, as amended.

         "Code" means this Code of Ethics, as amended.

         "Chief Compliance Officer" for Employees means such person as designated by the Board of LMT from time to time, or in the absence of such appointment, the President of LMT.

         "Employee" means an Employee of LMT or LMIC.

         "Entertainment" means any social event, hospitality event, charitable event, sporting event, entertainment event, meal, leisure activity or event of like nature or purpose, as well as any transportation and/or lodging accompanying or related to such activity or event, including such business entertainment offered in connection with an educational event or business conference, in which a person associated with LMT or LMIC accompanies and participates with such employee irrespective of whether any business is conducted during, or is considered attendant to, such event."

         "Equivalent Security" means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "Fund Adviser" means any entity that acts as a manager, adviser or sub-adviser to a Legg Mason Fund.

         "Fund Portfolio Manager" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a Fund.

         "Immediate Family" of an Access Person means any of the following persons:

   child                              grandparent                son-in-law
   stepchild                          spouse                     daughter-in-law
   grandchild                         sibling                    brother-in-law
   parent                             mother-in-law              sister-in-law
   stepparent                         father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that the CCO determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "Independent Officer/Director" means an officer or director of LMT or LMIC, who is not also an Employee.



         "Initial public offering" (or "IPO") means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

         "Investment Personnel" and "Investment Person" mean each Fund Portfolio Manager and any Access Person who, in connection with his or her regular functions or duties, provides information and advice to any portfolio manager or who helps execute any portfolio manager's decisions.

         "Legg Mason" means Legg Mason Wood Walker, Incorporated.

         "Legg Mason Fund" and "Fund" mean an investment company registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Focus Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc. (See Appendix 8).

         "Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) or pursuant to Rule 504, Rule 505, or Rule 506 of this chapter.

         "Preclearance Officer" means each person designated as a Preclearance Officer by the Code of Ethics Review Committee, or a Code of Ethics Review Committee delegate.

         "Private Investment" means any security, property, or loan that is NOT
(a) managed or sponsored by LMIC or another Legg Mason entity; (b) registered under the Securities Act of 1933 (the "Act"); (c) listed on a national securities exchange or by a national securities association; (d) issued by the United States government or a state or local municipality; (e) sold pursuant to Rule 144A or Regulation S under the Act; or (f) commercial paper exempt from registration under Section 4(2) of the Act.

         "Securities Transaction" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

         "Security" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

         "Reportable fund" means: (i) Any fund for which LM Trust, Barrett or LMIC serves as an investment adviser as defined in section 2(a)(20) of the Investment Company Act of 1940; or (ii) Any fund whose investment adviser or principal underwriter controls LM Trust, is controlled by LM Trust, or is under common control with LM Trust. For purposes of this section, control has the same meaning as it does in section 2(a)(9) of the Investment Company Act of 1940. See Appendix #8 for a list of reportable funds.

         "Reportable security" means a security as defined in section 202(a)(18) of the Act (15 U.S.C. 80b-2(a)(18)), except that it does not include: (i) Direct obligations of the Government of the United States; (ii) Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; (iii) Shares issued by money market funds; (iv) Shares issued by open-end funds other than reportable funds; and (v) Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are reportable funds

VII.     APPENDICES TO THE CODE

     The following appendices are attached to and are a part of the Code:

     Appendix 1.  Contact Persons;

     Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
                  Holdings Report;

     Appendix 3.  Trade Authorization Request for Access Persons;

     Appendix 4.  Form Letter to Broker, Dealer, Bank, or Mutual Fund.

     Appendix 5.  Certification of No Beneficial Interest.

     Appendix 6.  New Account(s) Report.

                                   Appendix 1

                                 CONTACT PERSONS

PRECLEARANCE OFFICERS

     Generally, the Managing Director in charge of each office will serve as the primary pre-clearance officer for their respective offices LMIC, and the Chief Operating Officer will serve as the pre-clearance officer for the Managing Directors listed as pre-clearance officers.

Pre-clearance responsibilities have been delegated to Chip Bailey in the Baltimore office and to Kathy Keegan in the New York office.

DESIGNEES OF PRECLEARANCE OFFICER

     The Chief Compliance Officer or Chief Operating Officer will pre-clear trades.

CHIEF OPERATING OFFICER

     Nancy McColgan

CHIEF COMPLIANCE OFFICER

     Timothy J. Hynes III

                                   Appendix 2

    ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics and represent that:

1. I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from preclearance.

3. In accordance with the Code of Ethics, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6. In accordance with the Code, the following is a list of all Securities in which I have a Beneficial Interest:

          Provide the information requested below for each account that you maintain with a broker, dealer, bank, or mutual fund. Indicate "None" if appropriate.

---------------------------------------- -------------------------------------- --------------------------------------
   NAME OF BROKER, DEALER, BANK, OR
              MUTUAL FUND                            ACCOUNT TITLE                         ACCOUNT NUMBER
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                     (Attach a separate sheet if necessary)

         If you own Beneficial Interests in Securities that are not listed above, list them below. Include private equity investments. Indicate "None" if appropriate.

---------------------- -------------------- -------------------- --------------------------- --------------------------
   NAME OF BROKER,        ACCOUNT TITLE       ACCOUNT NUMBER          NAME OF SECURITY               NUMBER OF
  DEALER, BANK, OR                                                                            SHARES/PRINCIPAL AMOUNT
     MUTUAL FUND
---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------
---------------------- -------------------- -------------------- --------------------------- --------------------------

---------------------- -------------------- -------------------- --------------------------- --------------------------

                      (Attach separate sheet if necessary)

7. In accordance with the Code, the following is a list of publicly-held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. Indicate "NA" or "None" if appropriate.

------------------------------------------------------------ ----------------------------------------------------------
                      NAME OF COMPANY                                           BOARD MEMBER SINCE
------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------

8. I certify that the information on this form is accurate and complete.


----------------------------------
Access Person's Name


----------------------------------                            ----------------
Access Person's Signature                                          Date

                                   Appendix 3

                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:       -------------------------------------------


2. Account Title:               -------------------------------------------


3. Account Number:              -------------------------------------------


4. Name of Security:            -------------------------------------------


5. Maximum number of shares or --------------------------------------------
   units to be purchased or sold or amount of bond:


6. Name and phone number of     -------------------------------------------
   broker to effect transaction:


7. Check applicable boxes: Purchase [] Sale [ ] Market Order [ ] Limit Order [ ]

9. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

     (b) I am not aware that any LMT Client has an open order to buy or sell the Security or an Equivalent Security.

     (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a LMT Client to profit by the market effect of such transaction.

     (d) The Security is not being acquired in an initial public offering.

     (e) The Security is not being acquired in a private placement or, if it is, I have reviewed Section III.C.2. of the Code and have attached hereto a written explanation of such transaction.

     (f) If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Client account managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) sold the Security or an Equivalent Security in the prior 60 days.

     (g) If I am selling the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Client account managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

     (h) I believe that the proposed trade fully complies with the requirements of the Code.

-------------------------         ----------------      ----------------------
Access Person's Signature         Date                  Time


_______________________________________________________________________________
                         TRADE AUTHORIZATION OR DENIAL
                   (to be completed by Preclearance Officer)

-------------------------         ----------------      ----------------------
Name of Preclearance Officer      Date                  Time

-------------------------               [ ] Approved            [ ] Denied
Signature of Preclearance Officer
_______________________________________________________________________________

                                   Appendix 4

                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE

     The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, (b) to the best of my knowledge, was out of the office at the time of such instruction and has not returned, and (c) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                                --------------------------------
                                                Access Person's Designee


                                                --------------------------------
                                                Print Name


                                                --------------------------------
                                                Date

                                   Appendix 5

             FORM OF LETTER TO BROKER, DEALER, BANK, OR MUTUAL FUND

                                     (Date)

(Name
and Address)

         Subject: Account #_______________________________________

Dear ______________________________________:


         My employer, ___________________________________, is an investment adviser to, or principal underwriter of, an investment company. Pursuant to my employer's Code of Ethics and Rule 17j-1 under the Investment Company Act of 1940, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                   (Name and Address of Individual Responsible
            for Reviewing Periodic Holdings and Transaction Reports)

         Thank you for your cooperation. If you have any questions, please contact me or (Name of Individual Responsible for Reviewing Periodic Holdings and Transaction Reports) at _______________________________.


                                                         Sincerely,


                                                         (Name of Access Person)

                                   Appendix 6

                     CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate Family who reside in my household:
(Include Legg Mason Accounts)


------------------------------- ---------------------------- ---------------------------- ----------------------------
         Account Name            Relationship of Immediate         Account Number               Brokerage Firm
                                       Family Member
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------


I certify that with respect to each of the accounts listed above (initial appropriate boxes):

[ ] I do not own individually or jointly with others any of the securities held in the account.


[ ]     I do not possess or exercise decision making authority over the account.


[ ] I do not act as a broker or investment adviser representative for the account.

I agree that I will notify the CCO immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.

                                                     __________________________
                                                     Access Person's Signature



                                                     ___________________________
                                                     Print Name           Date

                                   Appendix 7

                              NEW ACCOUNT(S) REPORT

I recently opened the following account(s) in which I have a Beneficial
Interest:

----------------- ------------------------------------- -------------------------- --------------------------
                    NAME OF BROKER, DEALER, BANK, OR
  DATE OPENED                 MUTUAL FUND                   ACCOUNT TITLE              ACCOUNT NUMBER
----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------





                                            ------------------------------------
                                            Access Person's Name  (Please print)



                                            ------------------------------------
                                            Access Person's Signature



                                            ------------------------------------
                                            Date

                                   APPENDIX #8

                           LEGG MASON FAMILY OF FUNDS


A list of Legg Mason Funds will be circulated periodically as updated and will be made available on the Intranet site.